United
                    Asset Strategy
                    Fund, Inc.

                    ANNUAL
                    REPORT
                    --------------------------------------------
                    For the fiscal year ended September 30, 1998 MANAGER'S LETTER
SEPTEMBER 30, 1998
----------------------------------------------------------------


Dear Shareholder:


This report relates to the operation of United Asset Strategy Fund, Inc. for the fiscal year ended September 30, 1998. The discussion, graphs and tables contained in this report will provide you with information regarding the Fund's performance during that period.

As the fiscal year began, Southeast Asia was in the midst of an economic and currency crisis. At the time, it was hoped that the IMF would be able to stabilize the situation without it having a significant global impact. The U.S. economy was still strong and the dollar and U.S. financial markets benefited from foreign investors looking for safer returns. Unfortunately, as the year progressed, it became clear that Asia was in for a prolonged economic slump that could possibly affect other world economies. By summer 1998, two new crises threatened global economics. The default by Russia on bonds held by foreign investors and Japan's lack of response to its deteriorating economic situation and banking system problems only added to market fears.

Over a year ago, we began to position the Fund to be more defensive. During the first part of the fiscal year, the Fund held high yield and investment grade corporate bonds to seek added return from a growing U.S. economy and shifted to a larger weighting in equity securities. By mid-May, the global situation had deteriorated enough that it was decided to reduce risk on the fixed income portion of the Fund by selling high yield and corporate bonds. As the year went on, the primary investment vehicle has been U.S. Treasury bonds. We believe Treasuries have the potential to outperform other investment classes and provide positive returns over the next several months as the global crisis threatens to slow the U.S. economy.

The strategies and techniques we applied resulted in the performance of the Fund remaining above that of the universe of portfolios with similar investment objectives (the Lipper Flexible Portfolio Universe Average) and one-month certificates of deposit (Salomon Brothers Short-Term Index for 1 Month Certificates of Deposit), and below that of securities that generally represent the stock market (the S&P 500 Index) and the bond market (the Salomon Brothers Broad Investment Grade Debt). Those indexes are charted on the following page. A variety of indexes is presented because the Fund invests in stocks, bonds and other instruments.

We anticipate a global economic slowdown in the last quarter of 1998 and into 1999. Corporate profits in the U.S. are on the decline. The possibility of a recession in the U.S. has increased. Investors will be looking for a safe haven as unemployment is expected to rise around the world. Global interest rates should decline. All of the above factors suggest Treasury bonds as the primary investment for the near term. The Fund has the flexibility, however, to adjust to changing market conditions across the major asset classes.

Thank you for your continued confidence.

Respectfully,


Michael L. Avery
Daniel J. Vrabac
Managers, United Asset Strategy Fund, Inc.

             Comparison of Change in Value of $10,000 Investment in
                United Asset Strategy Fund, Inc. Class A Shares,
                    The S&P 500 Composite Stock Price Index
               The Salomon Brothers Broad Investment Grade Debt,
 The Salomon Brothers Short-Term Index for 1 Month Certificates of Deposit, and
                 The Lipper Flexible Portfolio Universe Average

                                              Salomon
                  S&P     Salomon   Brothers
                  500     Brothers Short-Term  Lipper
       United  Composite   Broad     Index    Flexible
       Asset     Stock   Investmentfor 1 monthPortfolio
      Strategy   Price     Grade  CertificatesUniverse
        Fund     Index      Debt   of Deposit Average
     --------- --------- --------- --------------------
04/01/95
Purchase$ 9,425 $10,000   $10,000   $10,000   $10,000
09/30/9510,271   11,825    10,667    10,301    11,321
09/30/9610,221   14,230    11,195    10,883    12,702
09/30/9712,006   19,992    12,282    11,494    15,735
09/30/9812,954   21,812    13,691    12,154    16,005

 ====United Asset Strategy Fund, Class A Shares* -- $12,954
 ++++S&P 500 Composite Stock Price Index**  -- $21,812
 *+*+                              Salomon Brothers Broad Investment Grade
Debt** -- $13,691
 *-*-Salomon Brothers Short-Term Index for 1 Month Certificates of Deposit** -- $12,154
 -+-+Lipper Flexible Portfolio Universe Average** -- $16,005

   *The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions. **Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above indexes (including income) are not available, investment in the indexes was effected as of March 31, 1995.

         Annual Average Total Return +
                    Class A++  Class Y
         -----------------------------

Year Ended
   9/30/98          1.69%      8.26%
3+ Years Ended
   9/30/98+++       7.65%      N/A
Life of Class Y++++ N/A        8.58%

  + Total return for the Class Y shares may be greater than that of the Class A shares because the Fund's Class Y shares are not subject to a sales load or 12b-1 fees.
 ++ Performance data quoted represents past performance and is based on deduction of a 5.75% sales load on the initial purchase in each of the three periods. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
 +++3/9/95 (inception) through 9/30/98.
++++9/27/95 (the date on which Fund Class Y shares were first acquired by shareholders) through 9/30/98.

Past performance is not predictive of future performance. Indexes are unmanaged.

SHAREHOLDER SUMMARY
--------------------------------------------------------------
United Asset Strategy Fund, Inc.

PORTFOLIO STRATEGY:
Stocks 70%                 OBJECTIVE:   High total return over
(can range from 0-100%)                 the long-term.

Bonds 25%
(can range from 0-100%)     STRATEGY:   Invests in stocks, bonds
                                        and short-term
Short-Term Instruments 5%               instruments, both in the
(can range from 0-100%)                 United States and abroad, which are
                                        allocated in a mix that varies based on
                                        the current outlook for the different
                                        markets.

                                        The use of cash reserves (often invested in money market securities) for defensive purposes is a strategy that may be utilized by the Asset Strategy Fund from time to time. For more information about the Fund's cash reserves flexibility, please consult the Prospectus.

                             FOUNDED:   1995

        SCHEDULED DIVIDEND FREQUENCY:   QUARTERLY
                                        (MARCH, JUNE, SEPTEMBER, DECEMBER)

PERFORMANCE SUMMARY -- Class A Shares

          PER SHARE DATA
For the Fiscal Year Ended September 30, 1998
--------------------------------------------
DIVIDENDS PAID                   $0.17
                                 =====

CAPITAL GAINS DISTRIBUTION      $0.47
                                =====

NET ASSET VALUE ON
     9/30/98  $5.78 adjusted to: $6.25  (A)
     9/30/97                      5.99
                                 -----
CHANGE PER SHARE                 $0.26
                                 =====

Past performance is not necessarily indicative of future results.

 (A)This number includes the capital gains distribution of $0.47 paid in December 1997 added to the actual net asset value on September 30, 1998.



                              TOTAL RETURN HISTORY

                                            Average Annual Total Return
                                            ---------------------------
                                                With         Without
Period                                      Sales Load**  Sales Load***
------                                      -----------    ------------
1-year period ended 9-30-98                      1.69%          7.89%
Period from 3-9-95*
 through 9-30-98                                 7.65%          9.45%

  *Initial public offering of the Fund.
 **Performance data quoted represents past performance and is based on deduction of 5.75% sales load on the initial purchase in each of the two periods. ***Performance data quoted in this column represents past performance without taking into account the sales load deducted on an initial purchase.


Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO HIGHLIGHTS

On September 30, 1998, the Fund had net assets totaling $33,110,651 invested in a diversified portfolio of:

   54.20%   United States Government Securities
   24.27%   Common Stocks
   19.96%   Cash and Cash Equivalents
    1.57%   Corporate Debt Security


As a shareholder of United Asset Strategy Fund, Inc., for every $100 you had invested on September 30, 1998, your Fund owned:

  $54.20    United States Government Securities
   24.27    Common Stocks
   19.96    Cash and Cash Equivalents
    1.57    Corporate Debt Security

THE INVESTMENTS OF
UNITED ASSET STRATEGY FUND, INC.
SEPTEMBER 30, 1998

                                              Shares        Value

COMMON STOCKS
Business Services - 0.90%
 Cerner Corporation*  ....................    11,100    $   296,578

Chemicals and Allied Products - 7.34%
 Lilly (Eli) and Company  ................     9,300        728,306
 Merck & Co., Inc.  ......................     2,700        349,819
 Monsanto Company  .......................    11,500        648,312
 Warner-Lambert Company  .................     9,300        702,150
   Total .................................                2,428,587

Communication - 3.29%
 Cox Communications, Inc., Class A*  .....     6,100        333,213
 MediaOne Group, Inc.*  ..................     7,600        337,725
 SBC Communications Inc.  ................     9,450        419,934
   Total .................................                1,090,872

Electric, Gas and Sanitary Services - 3.34%
 Allied Waste Industries, Inc. New*  .....    24,400        571,112
 Duke Energy Corp.  ......................     8,100        536,119
   Total .................................                1,107,231

General Merchandise Stores - 0.83%
 Wal-Mart Stores, Inc.  ..................     5,000        273,125

Health Services - 1.25%
 Quorum Health Group, Inc.*  .............    10,000        162,500
 Tenet Healthcare Corporation*  ..........     8,700        250,125
   Total .................................                  412,625

Instruments and Related Products - 1.07%
 Medtronic, Inc.  ........................     6,100        353,038

Metal Mining - 1.64%
 Barrick Gold Corporation  ...............     9,450        189,000
 Homestake Mining Company  ...............    14,175        171,872
 Newmont Mining Corporation  .............     7,560        183,330
   Total .................................                  544,202

Miscellaneous Retail - 0.86%
 Costco Companies, Inc.*  ................     6,000        284,250

Motion Pictures - 1.03%
 Time Warner Incorporated  ...............     3,900        341,494

Nondepository Institutions - 1.66%
 Fannie Mae  .............................     8,600        552,550

                See Notes to Schedule of Investments on page 8.

THE INVESTMENTS OF
UNITED ASSET STRATEGY FUND, INC.
SEPTEMBER 30, 1998

                                              Shares        Value

COMMON STOCKS (Continued)
Real Estate - 1.06%
 ElderTrust  .............................    24,100    $   352,462

TOTAL COMMON STOCKS - 24.27%                            $ 8,037,014
 (Cost: $6,943,596)

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITY - 1.57%
Industrial Machinery and Equipment
 Tyco International Ltd.,
   6.5%, 11-1-2001 .......................    $  500    $   518,405
 (Cost: $495,988)

UNITED STATES GOVERNMENT SECURITIES
 Federal Home Loan Banks:
   6.38%, 4-29-2003 ......................       500        500,545
   6.2%, 2-27-2004 .......................       500        500,445
   6.225%, 2-27-2004 .....................       500        502,345
   6.57%, 2-11-2005 ......................       500        502,890
   6.245%, 9-22-2005 .....................       500        502,580
   6.02%, 3-30-2006 ......................       500        501,405
   6.75%, 2-5-2008 .......................       500        502,655
   6.75%, 2-12-2008 ......................       500        502,810
 Federal Home Loan Mortgage Corporation,
   6.5%, 2-15-2023 (Interest only) .......     5,000        729,900
 United States Treasury:
   5.625%, 12-31-2002 ....................     7,250      7,603,438
   6.125%, 8-15-2007 .....................     5,000      5,596,850

TOTAL UNITED STATES GOVERNMENT
 SECURITIES - 54.20%                                    $17,945,863
 (Cost: $17,586,413)

SHORT-TERM SECURITIES
Engineering and Management Services - 3.62%
 Halliburton Co.,
   5.52%, 10-16-98 .......................     1,200      1,197,240

Fabricated Metal Products - 5.69%
 Danaher Corporation,
   5.3438%, Master Note ..................       389        389,000
 Snap-On Inc.,
   5.51%, 10-15-98 .......................     1,500      1,496,786
   Total .................................                1,885,786

                See Notes to Schedule of Investments on page 8.

THE INVESTMENTS OF
UNITED ASSET STRATEGY FUND, INC.
SEPTEMBER 30, 1998

                                           Principal
                                           Amount in
                                           Thousands        Value

SHORT-TERM SECURITIES (Continued)
Food and Kindred Products - 1.65%
 General Mills, Inc.,
   5.1988%, Master Note ..................    $  547    $   547,000

Personal Services - 6.84%
 Block Financial Corp.,
   5.48%, 10-30-98 .......................     2,275      2,264,957

TOTAL SHORT-TERM SECURITIES - 17.80%                    $ 5,894,983
 (Cost: $5,894,983)

TOTAL INVESTMENT SECURITIES - 97.84%                    $32,396,265
 (Cost: $30,920,980)

CASH AND OTHER ASSETS, NET OF
 LIABILITIES - 2.16%                                        714,386

NET ASSETS - 100.00%                                    $33,110,651

                See Notes to Schedule of Investments on page   .



Notes to Schedule of Investments
 *No income dividends were paid during the preceding 12 months.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 4 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

UNITED ASSET STRATEGY FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1998
(In Thousands, Except for Per Share Amounts)

Assets
 Investment securities -- at value
   (Notes 1 and 4) .................................        $32,396
 Cash   ............................................              2
 Receivables:
   Investment securities sold ......................            430
   Dividends and interest ..........................            227
   Fund shares sold ................................            143
 Unamortized organization expenses (Note 2)  .......             15
 Prepaid insurance premium  ........................              1
                                                            -------
    Total assets  ..................................         33,214
                                                            -------
Liabilities
 Payable to Fund shareholders  .....................             70
 Organization expenses payable  ....................             15
 Accrued transfer agency and dividend
   disbursing (Note 3) .............................              8
 Accrued service fee (Note 3)  .....................              6
 Accrued accounting services fee (Note 3)  .........              2
 Accrued management fee (Note 3)  ..................              1
 Other liabilities  ................................              1
                                                            -------
    Total liabilities  .............................            103
                                                            -------
      Total net assets .............................        $33,111
                                                            =======

Net Assets
 $0.01 par value capital stock
   Capital stock ...................................        $    57
   Additional paid-in capital ......................         30,139
 Accumulated undistributed income:
   Accumulated undistributed net investment
    income  ........................................             29
   Accumulated undistributed net realized gain on
    investment transactions  .......................          1,411
   Net unrealized appreciation in value of
    investments  ...................................          1,475
                                                            -------
    Net assets applicable to outstanding
      units of capital .............................        $33,111
                                                            =======
Net asset value per share (net assets divided
 by shares outstanding)
 Class A  ..........................................          $5.78
 Class Y  ..........................................          $5.78
Capital shares outstanding
 Class A  ..........................................          5,682
 Class Y  ..........................................             42
Capital shares authorized ..........................      1,000,000

                   See notes to financial statements.

UNITED ASSET STRATEGY FUND, INC.
STATEMENT OF OPERATIONS
For the Fiscal Year Ended SEPTEMBER 30, 1998
(In Thousands)

Investment Income
 Income (Note 1B):
   Interest and amortization .......................        $1,100
   Dividends .......................................           125
                                                            ------
    Total income  ..................................         1,225
                                                            ------
 Expenses (Notes 2 and 3):
   Investment management fee .......................           208
   Transfer agency and dividend disbursing - Class A            82
   Service fee - Class A ...........................            72
   Registration fees ...............................            29
   Accounting services fee .........................            20
   Audit fees ......................................            12
   Amortization of organization expenses ...........            10
   Custodian fees ..................................             7
   Legal fees ......................................             3
   Distribution fee - Class A ......................             1
   Other ...........................................            43
                                                            ------
    Total expenses  ................................           487
                                                            ------
      Net investment income ........................           738
                                                            ------
Realized and Unrealized Gain (Loss) on
 Investments (Notes 1 and 4)
 Realized net gain on securities  ..................         2,287
 Realized net loss on foreign currency
   transactions ....................................            (3)
                                                            ------
   Realized net gain on investments ................         2,284

 Unrealized depreciation in value of investments
   during the period ...............................          (751)
                                                            ------
    Net gain on investments  .......................         1,533
                                                            ------
      Net increase in net assets resulting
       from operations  ............................        $2,271
                                                            ======


                       See notes to financial statements.

UNITED ASSET STRATEGY FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
(Dollars In Thousands)                     For the fiscal year
                                            ended September 30,
                                      -----------------------------
                                             1998        1997
Increase (Decrease) in Net Assets     --------------   ------------
 Operations:
   Net investment income ............        $   738        $   842
   Realized net gain on
    investments  ....................          2,284          1,689
   Unrealized appreciation
    (depreciation)  .................           (751)         2,056
                                             -------        -------
    Net increase in net assets
      resulting from operations .....          2,271          4,587
                                             -------        -------
 Distributions to shareholders from(Note 1E):*
   Net investment income:
    Class A  ........................           (833)          (791)
    Class Y  ........................            (10)           (11)
   Realized gains on
    securities transactions:
    Class A  ........................         (2,183)           ---
    Class Y  ........................            (28)           ---
                                             -------        -------
                                              (3,054)          (802)
Capital share transactions:                  -------        -------
   Proceeds from sale of shares:
    Class A (1,316,486 and 667,368
      shares, respectively) .........          7,660          3,651
    Class Y (14,599 and 33,050
      shares, respectively) .........             85            179
   Proceeds from reinvestment of dividends
    and/or capital gains distribution:
    Class A (552,747 and 143,389
      shares, respectively) .........          2,995            786
    Class Y (7,024 and 1,949
      shares, respectively) .........             38             11
   Payments for shares redeemed:
    Class A (901,720 and 2,170,564
      shares, respectively) .........         (5,234)       (11,786)
    Class Y (33,384 and 44,348
      shares, respectively) .........           (193)          (241)
                                             -------        -------
      Net increase (decrease) in net
       assets resulting from capital
       share transactions  ..........          5,351         (7,400)
                                             -------        -------
       Total increase (decrease)  ...          4,568         (3,615)
Net Assets
 Beginning of period  ...............         28,543         32,158
                                             -------        -------
 End of period, including undistributed
   net investment income of $29
   and $137, respectively ...........        $33,111        $28,543
                                             =======        =======
                 *See "Financial Highlights" on pages 12 - 13.
                       See notes to financial statements.

UNITED ASSET STRATEGY FUND, INC.
FINANCIAL HIGHLIGHTS
Class A Shares
For a Share of Capital Stock Outstanding Throughout Each Period:
                                           For the
                                                           period
                             For the fiscal year             from
                              ended September 30,         3/9/95*
                             ---------------------        through
                               1998   1997    1996        9/30/95
                            -------------- -------        -------
Net asset value,
 beginning of period          $5.99  $5.24   $5.42          $5.00
                              -----  -----   -----          -----
Income from investment operations:
 Net investment
   income ..........           0.15   0.16    0.15           0.07
 Net realized and
   unrealized gain (loss)
   on investments ..           0.28   0.74   (0.17)          0.40
                              -----  -----   -----          -----
Total from investment
 operations  .......           0.43   0.90   (0.02)          0.47
                              -----  -----   -----          -----
Less distributions:
 From net investment
   income ..........          (0.17) (0.15)  (0.15)         (0.05)
 From capital gains           (0.47) (0.00)  (0.00)         (0.00)
 In excess of capital
   gains ...........          (0.00) (0.00)  (0.01)         (0.00)
                              -----  -----   -----          -----
Total distributions           (0.64) (0.15)  (0.16)         (0.05)
                              -----  -----   -----          -----
Net asset value,
 end of period  ....          $5.78  $5.99   $5.24          $5.42
                              =====  =====   =====          =====
Total return** .....           7.89% 17.46%  -0.49%          9.42%
Net assets, end of period
 (000 omitted)  ....        $32,868$28,221 $31,828        $22,248
Ratio of expenses to
 average net assets            1.62%  1.70%   1.68%          1.64%***
Ratio of net investment
 income to average net
 assets  ...........           2.45%  2.87%   2.93%          3.71%***
Portfolio
 turnover rate  ....         230.09%173.88%  91.06%          9.32%

  *Commencement of operations.
 **Total return calculated without taking into account the sales load deducted on an initial purchase.
***Annualized.
                       See notes to financial statements.

UNITED ASSET STRATEGY FUND, INC.
FINANCIAL HIGHLIGHTS
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:
                                                          For the
                             For the fiscal year           period
                             ended September 30,       from 9/27/95*
                             ---------------------        through
                               1998   1997    1996        9/30/95
                            ------- ------  ------       --------
Net asset value,
 beginning of period          $5.99  $5.24   $5.42          $5.41
                              -----  -----   -----          -----
Income from investment
 operations:
 Net investment
   income ..........           0.16   0.17    0.16           0.00
 Net realized and
   unrealized gain
   (loss) on
   investments .....           0.29   0.75   (0.17)          0.01
                              -----  -----   -----          -----
Total from investment
 operations  .......           0.45   0.92   (0.01)          0.01
                              -----  -----   -----          -----
Less distributions:
 From net investment
   income ..........          (0.19) (0.17)  (0.16)         (0.00)
 From capital gains           (0.47) (0.00)  (0.00)         (0.00)
 In excess of
   capital gains ...          (0.00) (0.00)  (0.01)         (0.00)
                              -----  -----   -----          -----
Total distributions           (0.66) (0.17)  (0.17)         (0.00)
                              -----  -----   -----          -----
Net asset value,
 end of period  ....          $5.78  $5.99   $5.24          $5.42
                              =====  =====   =====          =====
Total return .......           8.26% 17.93%  -0.21%          0.18%
Net assets, end of
 period (000
 omitted)  .........           $243   $322    $330             $3
Ratio of expenses
 to average net
 assets  ...........           1.37%  1.28%   1.29%          0.00%
Ratio of net
 investment income
 to average net
 assets  ...........           2.79%  3.29%   3.43%          0.00%
Portfolio
 turnover rate  ....         230.09%173.88%  91.06%          9.32%**

 *Commencement of operations.
**Annualized.

                       See notes to financial statements.

UNITED ASSET STRATEGY FUND, INC.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1998

NOTE 1 -- Significant Accounting Policies

     United Asset Strategy Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to provide a high total return with reduced risk over the long term through investments in stocks, bonds and short-term instruments. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 4 -- Investment Security Transactions.

C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 5 -- Federal Income Tax Matters.

E. Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers.
     At September 30, 1998, $3,615 was reclassified between accumulated undistributed net investment income and accumulated net realized gain on investment transactions.

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Organization

     The Fund, a Maryland corporation, was organized on August 25, 1994 and was inactive (except for matters relating to its organization and registration as an investment company under the Investment Company Act of 1940 and the registration of its shares under the Securities Act of 1933) until March 9, 1995 (the date of the initial public offering).

     On February 23, 1995, Waddell & Reed, Inc. ("W&R") purchased for investment 20,000 shares of the Fund at their net asset value of $5.00 per share.

     The Fund's organizational expenses in the amount of $49,530 were advanced to the Fund by W&R and are an obligation to be paid by it. These expenses are being amortized and are payable evenly over 60 months following the date of the initial public offering. In the event that all or a part of W&R's initial investment in the Fund's shares is redeemed prior to the full reimbursement of these organizational expenses, the Fund's obligation to make further reimbursement will cease.

NOTE 3 -- Investment Management and Payments to Affiliated Persons

     The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee consists of two elements: (i) a "Specific" fee computed on net asset value as of the close of business each day at the annual rate of .30% of net assets and (ii) a "Group" fee computed each day on the combined net asset values of all of the funds in the United Group of mutual funds (approximately $18.9 billion of combined net assets at September 30, 1998) at annual rates of .51% of the first $750 million of combined net assets, .49% on that amount between $750 million and $1.5 billion, .47% between $1.5 billion and $2.25 billion, .45% between $2.25 billion and $3 billion, .43% between $3 billion and $3.75 billion, .40% between $3.75 billion and $7.5 billion, .38% between $7.5 billion and $12 billion, and .36% of that amount over $12 billion. The Fund accrues and pays this fee daily.

     Pursuant to assignment of the Investment Management Agreement between the Fund and W&R, Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of W&R, serves as the Fund's investment manager.

     The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                   Average
                Net Asset Level          Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10          $      0
           From $   10 to $   25          $ 10,000
           From $   25 to $   50          $ 20,000
           From $   50 to $  100          $ 30,000
           From $  100 to $  200          $ 40,000
           From $  200 to $  350          $ 50,000
           From $  350 to $  550          $ 60,000
           From $  550 to $  750          $ 70,000
           From $  750 to $1,000          $ 85,000
                $1,000 and Over           $100,000

     For Class A shares, the Fund also pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3125 for each shareholder account which was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month. With respect to Class Y shares, the Fund pays WARSCO a monthly fee at an annual rate of .15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

     As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $215,190, out of which W&R paid sales commissions of $123,799 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

     Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed .25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

     The Fund paid Directors' fees of $1,037, which are included in other expenses.

     W&R is a subsidiary of Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 4 -- Investment Security Transactions

     Purchases of investment securities, other than U.S. Government and short-term securities, aggregated $30,915,964 while proceeds from maturities and sales aggregated $47,605,656. Purchases of short-term securities and U.S. Government securities aggregated $84,781,593 and $23,274,269, respectively. Proceeds from maturities and sales of short-term securities and U.S. Government securities aggregated $80,959,342 and $7,516,406, respectively.

     For Federal income tax purposes, cost of investments owned at September 30, 1998 was $30,920,980, resulting in net unrealized appreciation of $1,475,285, of which $1,852,884 related to appreciated securities and $377,599 related to depreciated securities.

NOTE 5 -- Federal Income Tax Matters

     For Federal income tax purposes, the Fund realized capital gain net income of $2,287,537 during its fiscal year ended September 30, 1998, of which a portion was paid to shareholders during the period ended September 30, 1998. Remaining net capital gains will be distributed to the Fund's shareholders.

NOTE 6 -- Multiclass Operations

     On September 12, 1995, the Fund was authorized to offer two classes of shares, Class A and Class Y, each of which has equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases; they are not subject to a Rule 12b-1 Distribution and Service Plan and have a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of either class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

     Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
United Asset Strategy Fund, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of United Asset Strategy Fund, Inc. (the "Fund") as of September 30, 1998, and the related statements of operations for the fiscal year then ended and changes in net assets for each of the fiscal years in the two-year period then ended, and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of United Asset Strategy Fund, Inc. as of September 30, 1998, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.




Deloitte & Touche LLP
Kansas City, Missouri
November 6, 1998

INCOME TAX INFORMATION

The amounts of the distributions below, multiplied by the number of shares owned by you on the record dates, will give you the total amounts to be reported in your Federal income tax return for the years in which they were received or reinvested.


                        PER-SHARE AMOUNTS REPORTABLE AS:
          --------------------------------------------------------------------
                           For Individuals                 For Corporations
                  --------------------------------------------------------------
  Record         Ordinary Long-Term Capital Gain               Non-    Long-Term
    Date    Total  Income  28% Rate 20% Rate  Qualifying Qualifying Capital Gain
----------- -------------  -------- --------  ---------- ---------- ------------
                                    Class A
12-12-97  $0.5350 $0.4539    $0.0053  $0.0758   $0.0109   $0.4430   $0.0811
03-13-98   0.0300  0.0300                        0.0042    0.0258
06-12-98   0.0250  0.0250                        0.0035    0.0215
09-11-98   0.0400  0.0400                        0.0056    0.0344
           ------ -------    -------  -------   -------   -------   -------
Total     $0.6300 $0.5489    $0.0053  $0.0758   $0.0242   $0.5247   $0.0811
           ====== =======    =======  =======   =======   =======   =======

                                    Class Y
12-12-97  $0.5410 $0.4599    $0.0053 $0.0758    $0.0119   $0.4480   $0.0811
03-13-98   0.0330  0.0330                        0.0046    0.0284
06-12-98   0.0290  0.0290                        0.0040    0.0250
09-11-98   0.0470  0.0470                        0.0066    0.0404
           ------ -------    -------  -------   -------   -------   -------
Total     $0.6500 $0.5689    $0.0053  $0.0758   $0.0271   $0.5418   $0.0811
           ====== =======    =======  =======   =======   =======   =======

CORPORATION DEDUCTIONS -- Under Federal tax law, the amounts reportable as Qualifying Dividends are eligible for the dividends received deduction in the year received as provided by Section 243 of the Internal Revenue Code.

The tax status of dividends paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

Shareholders are advised to consult with their tax adviser concerning the tax treatment of dividends and distributions from the Fund.

DIRECTORS
Keith A. Tucker, Overland Park, Kansas, Chairman of the Board
James M. Concannon, Topeka, Kansas
John A. Dillingham, Kansas City, Missouri
David P. Gardner, Menlo Park, California
Linda Graves, Topeka, Kansas
Joseph Harroz, Jr., Norman, Oklahoma
John F. Hayes, Hutchinson, Kansas
Robert L. Hechler, Overland Park, Kansas
Henry J. Herrmann, Overland Park, Kansas
Glendon E. Johnson, Miami, Florida
William T. Morgan, Coronado, California
Ronald C. Reimer, Birmingham, Alabama
Frank J. Ross, Jr., Kansas City, Missouri
Eleanor B. Schwartz, Kansas City, Missouri
Frederick Vogel III, Milwaukee, Wisconsin



OFFICERS
Robert L. Hechler, President
Michael L. Avery, Vice President
Henry J. Herrmann, Vice President
Theodore W. Howard, Vice President and Treasurer
Daniel J. Vrabac, Vice President


This report is submitted for the general information of the shareholders of United Asset Strategy Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the United Asset Strategy Fund, Inc. current prospectus.


To all traditional IRA Planholders:

As required by law, income tax will automatically be withheld from any distribution or withdrawal from a traditional IRA unless you make a written election not to have taxes withheld. The election may be made by submitting forms provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

The United Group of Mutual Funds

United Cash Management, Inc.
United Government Securities Fund, Inc.
United Bond Fund
United Municipal Bond Fund, Inc.
United Municipal High Income Fund, Inc.
United High Income Fund, Inc.
United High Income Fund II, Inc.
United Continental Income Fund, Inc.
United Retirement Shares, Inc.
United Asset Strategy Fund, Inc.
United Income Fund
United Accumulative Fund
United Vanguard Fund, Inc.
United New Concepts Fund, Inc.
United Science and Technology Fund
United International Growth Fund, Inc.
United Gold & Government Fund, Inc.

FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CUSTOMER SERVICE
  6300 Lamar Avenue
  P.O. Box 29217
  Shawnee Mission, KS  66201-9217
  (800) 366-5465

Our INTERNET address is:
  http://www.waddell.com

NUR1017A(9-98)

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